Exhibit 10.2

Senior Note N-1
Original Principal Amount: $15,000,000
Holder: DBD Credit Funding LLC

THIS NOTE WAS ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE TRANSFER OR AN EXEMPTION FROM SUCH REGISTRATION AND (II) EXCEPT IN COMPLIANCE WITH SECTION 9.10 OF THAT CERTAIN REVENUE SHARING AND SECURITIES PURCHASE AGREEMENT DATED AS OF JANUARY 29, 2015, AMONG THE COMPANY, THE GUARANTORS, THE COLLATERAL AGENT AND THE PURCHASERS (EACH AS DEFINED THEREIN).

MARATHON PATENT GROUP, INC.

SENIOR NOTE
DUE JULY 29, 2018

N-1
Original Principal Amount: $15,000,000

Issue Date: January 29, 2015

FOR VALUE RECEIVED, the undersigned, Marathon Patent Group, Inc. (the “Company”) HEREBY PROMISES TO PAY DBC Credit Funding LLC, or its permitted assigns (the “Holder”), the Adjusted Principal Amount (as defined below) of this Note on or before July 29, 2018, or such later date as the Holder may have consented to pursuant to Section 2.6.1 of the Agreement (the “Maturity Date”), or such earlier date as due and payable in accordance with the Revenue Sharing and Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of January 29, 2015, among the Company, DBD Credit Funding LLC, as Collateral Agent and the purchasers from time to time party thereto, plus interest on the Adjusted Principal Amount outstanding from time to time at the interest rate specified in the Agreement.

This Note (i) is one of a series of Senior Notes (herein called the “Notes”) of the Company issued pursuant to the Agreement, (ii) is entitled to the benefits and subject to the terms set forth in the Agreement with respect to the Notes, and (iii) constitutes an Obligation under the Agreement.  Capitalized terms used but not defined herein have the meanings provided in the Agreement.  The issuance date of this Note is January 29, 2015.

The Adjusted Principal Amount of this Note is equal to the sum of (x) $15,000,000, plus (y) any PIK Interest, in accordance with the Agreement, minus (z) any prior principal amounts paid with respect to this Note.

Interest shall be payable on the interest payment dates specified in the Agreement, and shall further be due and payable on any partial or complete prepayment of this Note, on any portion of the Adjusted Principal Amount so prepaid, and on the Maturity Date (and after the Maturity Date, to the extent not paid, on demand) and upon any acceleration of the amounts due hereunder. All computations of interest hereunder shall be made on the actual number of days elapsed over a year of 360 days.

In case an Event of Default shall occur and be continuing, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Agreement.

Interest on this Note shall accrue on the Adjusted Principal Amount of this Note in the manner and at the rate or rates per annum determined pursuant to the terms of the Agreement.  Payments of principal and interest (other than payments of interest payable as PIK Interest to the extent permitted by the Agreement) on this Note are to be made in lawful money of the United States of America in immediately available funds at the times and in the manner described in the Agreement.

Senior Note N-1
Original Principal Amount: $15,000,000
Holder: DBD Credit Funding LLC

All payments made on account of principal hereof, and any adjustments to the Adjusted Principal Amount, shall be recorded by the Holder and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note, provided, however, that the failure of the Holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Company to make payments of principal, interest or any other amounts with respect to this Note and the Agreement.

The Company shall, upon surrender of a Note that is paid or prepaid in part, promptly execute and deliver to the Holder a new Note equal in principal amount to the unpaid portion of the Note surrendered.

The Company hereby acknowledges and makes this Note a registered obligation for U.S. federal tax purposes. The Company shall be the registrar for this Note.

This Note shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of New York.

The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Agreement.

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Senior Subordinated Note N-1
Holder: DBD Credit Funding LLC

IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, on the date first above mentioned.

MARATHON PATENT GROUP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title:  CEO

Signature Page to Note

Senior Subordinated Note N-1
Holder: DBD Credit Funding LLC

PRINCIPAL AMOUNT OF NOTE AND PAYMENTS OF PRINCIPAL

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Date	Additional Principal (PIK Interest)	Amount of Principal Repaid	Remaining Outstanding Principal Amount of Note	Notation Made By

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